UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-0547

DWS Technology Fund

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

OCTOBER 31, 2006

Annual Report
to Shareholders

DWS Technology Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Concentration of the portfolio's investment in technology stocks may present a greater risk than investments in a more diversified portfolio. Investments by the portfolio in emerging technology companies present greater risk than investments in more-established technology companies. Moreover, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2006

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for all classes reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/06
DWS Technology Fund	1-Year	3-Year	5-Year	10-Year
Class A	4.10%	2.13%	1.10%	5.00%
Class B	2.79%	1.03%	.04%	3.92%
Class C	3.14%	1.21%	.18%	4.07%
S&P 500® Index+	16.34%	11.44%	7.26%	8.64%
Goldman Sachs Technology Index++	10.85%	4.77%	3.30%	7.01%
DWS Technology Fund		1-Year	3-Year	Life of Class*
Institutional Class		4.53%	2.85%	9.33%
S&P 500 Index+		16.34%	11.44%	12.30%
Goldman Sachs Technology Index++		10.85%	4.77%	13.91%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Technology Fund — Class A [] S&P 500 Index+ [] Goldman Sachs Technology Index++

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/06
DWS Technology Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,812	$10,041	$9,957	$15,354
	Average annual total return	-1.88%	.14%	-.09%	4.38%
Class B	Growth of $10,000	$9,979	$10,113	$9,921	$14,696
	Average annual total return	-.21%	.37%	-.16%	3.92%
Class C	Growth of $10,000	$10,314	$10,369	$10,092	$14,901
	Average annual total return	3.14%	1.21%	.18%	4.07%
S&P 500 Index+	Growth of $10,000	$11,634	$13,840	$14,193	$22,903
	Average annual total return	16.34%	11.44%	7.26%	8.64%
Goldman Sachs Technology Index++	Growth of $10,000	$11,085	$11,501	$11,765	$19,684
	Average annual total return	10.85%	4.77%	3.30%	7.01%

The growth of $10,000 is cumulative.

Comparative Results as of 10/31/06
DWS Technology Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,045,300	$1,088,000	$1,454,200
	Average annual total return	4.53%	2.85%	9.33%
S&P 500 Index+	Growth of $1,000,000	$1,163,400	$1,384,000	$1,621,400
	Average annual total return	16.34%	11.44%	12.30%
Goldman Sachs Technology Index++	Growth of $1,000,000	$1,108,500	$1,150,100	$1,721,400
	Average annual total return	10.85%	4.77%	13.91%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Goldman Sachs Technology Index is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 10/31/06	$ 11.42	$ 9.57	$ 9.85	$ 11.76
10/31/05	$ 10.97	$ 9.31	$ 9.55	$ 11.25
Class A Lipper Rankings — Science & Technology Funds Category as of 10/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	241	of	289	84
3-Year	203	of	261	78
5-Year	164	of	232	71
10-Year	27	of	38	70

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 30 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 10/31/06
DWS Technology Fund	1-Year	Life of Class**
Class S	4.01%	1.58%
S&P 500 Index+	16.34%	9.23%
Goldman Sachs Technology Index++	10.85%	4.28%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

** Class S shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/06	$ 11.42
10/31/05	$ 10.98
Class S Lipper Rankings — Science & Technology Funds Category as of 10/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	242	of	289	84

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Technology Fund — Class S [] S&P 500 Index+ [] Goldman Sachs Technology Index++

Comparative Results as of 10/31/06
DWS Technology Fund		1-Year	Life of Class**
Class S	Growth of $10,000	$10,401	$10,298
	Average annual total return	4.01%	1.58%
S&P 500 Index+	Growth of $10,000	$11,634	$11,757
	Average annual total return	16.34%	9.23%
Goldman Sachs Technology Index++	Growth of $10,000	$11,085	$10,797
	Average annual total return	10.85%	4.28%

The growth of $10,000 is cumulative.

** Class S shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Goldman Sachs Technology Index is an unmanaged capitalization-weighted index based on a universe of technology-related stocks.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2006 to October 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/06	$ 963.70	$ 958.00	$ 960.00	$ 962.90	$ 965.50
Expenses Paid per $1,000*	$ 5.35	$ 10.76	$ 9.19	$ 5.19	$ 3.07
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/06	$ 1,019.76	$ 1,014.22	$ 1,015.83	$ 1,019.91	$ 1,022.08
Expenses Paid per $1,000*	$ 5.50	$ 11.07	$ 9.45	$ 5.35	$ 3.16

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Technology Fund	1.08%	2.18%	1.86%	1.05%	.62%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Technology Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Technology Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Kelly P. Davis

Vice President of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 2003 after eight years of experience with semiconductors as associate analyst in Equities Research with Credit Suisse First Boston; team leader in applications engineering at Advanced Micro Devices; and in technical roles at Interactive Silicon, Motorola, Inc. and Tellabs Operations, Inc.

Joined the fund in 2005.

BS, Purdue University; MBA, University of California, Berkeley.

Brian S. Peters, CFA

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1999 and the fund in 2005.

Prior to joining the fund, portfolio manager for Global Equity: London; global equity analyst for industrials sector; and portfolio analyst for international institutional accounts,

BA, University of Alabama, Birmingham.

In the following interview, Portfolio Managers Kelly Davis and Brian Peters discuss DWS Technology Fund's performance and strategy during the 12-month period ended October 31, 2006.

Q: How did technology stocks perform during the fund's fiscal year?

A: Technology stocks performed well on an absolute basis, delivering double-digit returns to investors. The combination of strong — and accelerating — global growth trends, along with investors' robust appetite for risk, helped support the sector's performance. Still, technology stocks lagged the broader market for the period. While the Goldman Sachs Technology Index (the fund's benchmark) returned 10.85%, the broad US stock market — as gauged by the Standard & Poor's 500® (S&P 500) Index — returned 16.34%.1,2

1 The Goldman Sachs Technology Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks.

2 The Standard & Poor's 500® (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of all dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly into an index

One of the most important reasons for underperformance was the growing focus on the issue of backdated option grants to corporate executives. This practice was used more often in technology than in other sectors, and it led to large declines in individual stocks as news trickled out throughout the second quarter. Also weighing on relative performance was the sharp run-up in energy stocks throughout the first half of 2006, a trend that drew investors away from technology. Once oil prices began to decline during the third calendar quarter, energy stocks followed suit. The result was improving inflows into the technology sector, particularly from "non-dedicated" asset managers, i.e., those who can invest in any sector, not just tech. This trend continued into October, allowing technology to deliver significant outperformance through the final three months of the reporting period.

Q: How did the fund perform relative to its benchmark and peers?

A: The total return of the fund's Class A shares for the 12 months ended October 31, 2006, was 4.10%. (The return is unadjusted for sales charges. If sales charges had been included, the return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 7 for the performance of other share classes and more complete performance information.) The fund underperformed the 10.85% return of the benchmark as well as the 10.21% average return of the 289 funds in the Lipper Science & Technology Funds category.3

3 The Lipper Science & Technology Funds category comprises funds that invest at least 65% of their equity portfolios in science and technology stocks.

Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Although the fund underperformed for the full year, we believe it is important to note that its performance is beginning to improve as a result of the approach we adopted upon taking over the fund's management duties in March 2006 — specifically, our use of fundamental company research to identify mid-cap, small-cap and overseas technology companies that we believe have the ability to outperform. We have been investing a greater portion of the fund's assets in "off-benchmark" stocks, and we expect this weighting to continue rising over time. In our view, this allows us to use the global fundamental research capabilities of DWS Scudder to invest in stocks that are more likely to generate strong performance for the fund.

Q: In what areas did the fund outperform?

A: The sector with the largest margin of outperformance was technology services. This group is dominated by large US-based companies such as Electronic Data Services, Computer Sciences Corp. and First Data Corp. The fund did not own any of these stocks, which proved beneficial since all three underperformed. Instead, we invested in Cognizant Technology Solutions Corp., a fast-growing Indian company that has been a significant beneficiary of the outsourcing trend. The majority of the position has since been sold at a profit. Another Indian company in which we invested was Patni Computer Systems Ltd., but this stock proved disappointing and we have exited the position. Other outperforming positions for the fund included two companies that handle payroll processing: Paychex, Inc. and Automatic Data Processing, Inc.

We also generated outperformance through stock selection in the electronic equipment sector. We believe our decision to avoid all of the US-based companies in this group helps illustrate the potential value of our approach. American companies are steadily losing ground to their lower-cost Asian competitors, so this is not an area in which we want to tie up fund assets. Instead, we invested in Cheng Uei Precision Industry Co., Ltd. and Hon Hai Precision Industry Co., Ltd., two Taiwan-based companies that are gaining market share as more business is outsourced to Asia.

The fund's investments in the computers and peripherals sector also performed well. Here, the fund's non-weighting in Dell, Inc., which made up 2.33% of the benchmark as of October 31, was very helpful to performance. Our decision to avoid Dell has paid off as the stock has underperformed the market since we exited our position. The fund's avoidance of Dell allowed us to build overweight positions in other hardware stocks such as Apple Computer, Inc., Hewlett-Packard Co. and Sun Microsystems, Inc., all of which performed very well in the second half of the year.4 This enabled the fund to make up some, but not all, of its poor relative performance in the sector during the first half. The largest detractor for the full period was an overweight in EMC Corp., which we believed would take better advantage of the growing need for data storage.

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: Where was your stock selection less effective?

A: The largest margin of underperformance was in the software sector, where our decision to underweight Microsoft Corp. and Oracle Corp. had an increasingly negative impact on performance once large-cap tech stocks began to rally. One positive outcome of these underweights is that we were able to build larger positions in Symantec Corp., Adobe Systems, Inc., Electronic Arts, Inc., Take-Two Interactive Software, Inc. and Business Objects SA, all of which made strong contributions to performance in the latter half of the reporting period.

Semiconductors was another area of underperformance for the fund. A number of otherwise high-quality companies were tainted by the options scandal, and this caused the fund's holdings in Marvell Technology Group Ltd. and Broadcom Corp. "A" to underperform. Fortunately, we were able to make up for the resulting performance shortfall through investments in three overseas companies that are not represented in the benchmark: the Korean company Hynix Semiconductor, Inc.; Inotera Memories, Inc., which is based in Taiwan; and Sumitomo Mitsubishi Silicon Corporation of Japan. We sold the fund's positions in Hynix and Sumitomo Mitsubishi Silicon Corporation during the period.

In the Internet subsector, a position in Yahoo!, Inc. detracted as the company negatively surprised investors twice during the quarter — first by announcing the delay of a new product launch, and second by offering lower earnings estimates. However, we believe the stock continues to offer a compelling value in light of its outlook over the next 12 months. A holding in eBay, Inc. also weighed on performance given that investors have been concerned about the company's growth. Helping to offset the shortfall generated by these holdings was an investment in Google, Inc., which made headlines with its outstanding performance. We have been maintaining a position in Google even in the wake of its substantial rally, as the company's superior innovation is enabling it to continue gaining market share from its competitors. Another outperformer within this subsector was Akamai Technologies, Inc., which provides solutions for accelerating and improving the delivery of content and applications over the Internet. Akamai is a prime example of a smaller stock that is only lightly represented in the benchmark, but where our research revealed an attractive investment opportunity.

The communications equipment sector was a mixed bag for the fund. While our decision not to own either Nortel Networks or JDS Uniphase added value, as did an average underweight in Juniper Networks (which was no longer held as of October 31), we gave up ground by owning QUALCOMM, Inc. The stock has been embroiled in a legal dispute involving its patents, and investors have been cool toward the stock given that this issue is not likely to be resolved until mid-2007. Also detracting was the fund's holding in Avocent Corp.*, a small-cap data center play that was unable to capitalize on the trend of higher corporate spending. Finally, an underweight in Cisco Systems, Inc. weighed on the fund's first-half performance. However, we generated a positive contribution through our decision to take a larger position in the stock once we took over the fund mid-way through the reporting period.

* As of October 31, 2006, the position was sold.

Q: What are some of the key elements of the fund's positioning?

A: As we move into 2007, our focus will be on investing in companies that are demonstrating solid growth and that are in the midst of strong product cycles. Although corporations are flush with cash, they need a reason to spend it — hence our emphasis on companies whose innovative products position them to be the beneficiaries of this spending. Conversely, companies whose products don't have the benefit of innovation are vulnerable to increased competition and falling profit margins. The result, for the fund, is that while we will invest in the occasional value play or restructuring story, our primary focus will be on growth.

Areas of the technology sector in which we are looking include communications equipment stocks that stand to benefit as the growing popularity of bandwidth-heavy uses for the Internet — such as YouTube, video and audio downloads, and high-resolution graphics — leads to a build-out in communications infrastructure. In the Internet sector, we will be looking for opportunities outside of the traditional large-cap search-based stocks. An area where the fund has been underweight, and will likely remain so, is in computers and peripherals. Innovation is limited in this sector, so we will be placing a greater focus on areas — such as communications equipment — where innovation is likely to have a greater impact. Additionally, we will be looking for opportunities in stocks that are positioned to take advantage of strong consumer demand for products such as LCD televisions, handsets, gaming and global positioning systems.

Overall, we will continue to use our fundamental research advantage to invest in what we see as the best ideas within the technology industry.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	10/31/06	10/31/05

Common Stocks	93%	99%
Cash Equivalents	6%	—
Other Investments	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	10/31/06	10/31/05

Information Technology: Computers & Peripherals	21%	19%
Software	20%	15%
Communications Equipment	18%	19%
Semiconductors & Semiconductor Equipment	17%	23%
Internet Software & Services	14%	9%
IT Consulting & Services	6%	10%
Electronic Equipment & Instruments	2%	2%
Industrials: Commercial Services & Supplies	1%	—
Electrical Equipment	1%	—
Consumer Discretionary	—	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2006 (42.4% of Net Assets)
1. Cisco Systems, Inc. Developer of computer network products	4.9%
2. Google, Inc. Provides a Web-based search engine for the Internet	4.7%
3. Apple Computer, Inc. Manufacturer of personal computers	4.7%
4. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	4.6%
5. Adobe Systems, Inc. Producer of print and graphic software systems	4.3%
6. Automatic Data Processing, Inc. Provider of various data processing services	4.2%
7. eBay, Inc. Provider of on-line auction services	3.9%
8. Microsoft Corp. Developer of computer software	3.8%
9. QUALCOMM, Inc. Developer and manufacturer of communication systems	3.8%
10. Yahoo!, Inc. Provider of on-line services	3.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2006

	Shares	Value ($)

Common Stocks 92.4%
Health Care 0.0%
Life Sciences Tools & Services
Illumina, Inc.*	2,527	111,086
Industrials 1.4%
Commercial Services & Supplies 0.7%
SAIC, Inc.*	366,000	7,320,000
Electrical Equipment 0.7%
Cheng Uei Precision Industry Co., Ltd.	2,263,386	7,825,311
Information Technology 90.7%
Communications Equipment 16.2%
Cisco Systems, Inc.*	2,205,989	53,230,515
Corning, Inc.*	1,758,600	35,928,198
Foundry Networks, Inc.*	1,070,400	13,551,264
Motorola, Inc.	1,436,207	33,118,933
QUALCOMM, Inc.	1,136,154	41,344,644
Riverbed Technology, Inc.* (a)	24,800	594,456
		177,768,010
Computers & Peripherals 19.4%
Apple Computer, Inc.*	635,100	51,493,908
Asustek Computer, Inc.	4,533,000	11,011,391
EMC Corp.*	2,727,500	33,411,875
Hewlett-Packard Co.	1,289,500	49,955,230
Inotera Memories, Inc.*	9,008,000	9,031,697
Network Appliance, Inc.*	431,800	15,760,700
QLogic Corp.*	685,640	14,110,471
Rackable Systems, Inc.* (a)	194,500	6,031,445
SanDisk Corp.*	200,131	9,626,301
Sun Microsystems, Inc.*	2,083,200	11,311,776
		211,744,794
Electronic Equipment & Instruments 1.9%
Hon Hai Precision Industry Co., Ltd.	3,220,800	20,866,814
Internet Software & Services 12.9%
Akamai Technologies, Inc.*	184,200	8,631,612
eBay, Inc.*	1,313,600	42,205,968
Google, Inc. "A"*	108,300	51,593,037
Yahoo!, Inc.*	1,457,300	38,385,282
		140,815,899
IT Consulting & Services 5.9%
Automatic Data Processing, Inc.	934,900	46,221,456
BearingPoint, Inc.* (a)	663,500	5,526,955
Cognizant Technology Solutions Corp. "A"*	443	33,349
Paychex, Inc.	313,700	12,384,876
		64,166,636
Semiconductors & Semiconductor Equipment 15.5%
Advanced Micro Devices, Inc.*	681,000	14,484,870
Applied Materials, Inc.	1,432,300	24,907,697
ASML Holding NV (NY Registered Shares)* (a)	618,800	14,133,392
Broadcom Corp. "A"*	174,612	5,285,505
Intel Corp.	1,470,100	31,371,934
Marvell Technology Group Ltd.*	606,800	11,092,304
Maxim Integrated Products, Inc. (a)	631,573	18,953,506
MKS Instruments, Inc.*	301,500	6,527,475
PMC-Sierra, Inc.* (a)	683,774	4,533,422
SiRF Technology Holdings, Inc.* (a)	434,200	12,209,704
Spansion, Inc. "A"* (a)	516,500	7,365,290
Texas Instruments, Inc.	620,500	18,726,690
		169,591,789
Software 18.9%
Adobe Systems, Inc.*	1,227,900	46,967,175
Autodesk, Inc.*	471,500	17,327,625
Business Objects SA (ADR)*	166,900	6,181,976
Cadence Design Systems, Inc.*	655,000	11,698,300
Commvault Systems, Inc.*	21,500	384,205
Electronic Arts, Inc.*	603,800	31,934,982
Microsoft Corp.	1,443,956	41,455,977
Symantec Corp.*	1,727,358	34,270,782
Take-Two Interactive Software, Inc.* (a)	1,192,100	16,677,479
		206,898,501
Materials 0.3%
Chemicals
SODIFF Advanced Materials Co., Ltd.	184,632	3,409,495
Total Common Stocks (Cost $838,285,626)		1,010,518,335

Warrants 0.0%
Axsun, Expiration Date 9/30/2011* (Cost $0)	425,937	0

Preferred Stocks 0.1%
Information Technology
Communications Equipment 0.0%
Chorum Technologies, Inc. "E"* (b) (f)	580,046	29,791
Chorum Technologies, Inc. "F"* (b) (f)	8,860,759	83,291
		113,082
Electronic Equipment & Instruments 0.1%
Axsun "C"* (b)	642,674	433,876
Axsun "D"* (b)	130,698	71,613
		505,489
Total Preferred Stocks (Cost $26,411,692)		618,571

Other Investments 0.8%
Adams Capital Management III LP (1.2% limited partnership interest)* (b)	—	2,949,594
Adams Capital Management LP (3.6% limited partnership interest)* (b)	—	282,446
Alloy Ventures 2000 LP (3.0% limited partnership interest)* (b)	—	2,319,387
Asset Management Association 1996 LP (2.5% limited partnership interest)* (b)	—	732,373
Asset Management Association 1998 LP (3.5% limited partnership interest)* (b)	—	631,410
Crosspoint Venture Partners 1993 LP (2.9% limited partnership interest)* (b)	—	59,963
GeoCapital III LP (5.0% limited partnership interest)* (b)	—	228,433
GeoCapital IV LP (2.9% limited partnership interest)* (b)	—	119,951
Hambrecht & Quist Group* (b)	—	280,000
Med Venture Associates II LP (6.1% limited partnership interest)* (b)	—	31,783
Med Venture Associates III LP (2.7% limited partnership interest)* (b)	—	578,851
Sevin Rosen Fund V (2.8% limited partnership interest)* (b)	—	179,923
Total Other Investments (Cost $36,045,649)		8,394,114

Securities Lending Collateral 5.7%
Daily Assets Fund Institutional, 5.32% (c) (d) (Cost $61,873,262)	61,873,262	61,873,262

Cash Equivalents 6.0%
Cash Management QP Trust, 5.31% (e) (Cost $66,157,763)	66,157,763	66,157,763
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,028,773,992)+	105.0	1,147,562,045
Other Assets and Liabilities, Net	(5.0)	(54,147,477)
Net Assets	100.0	1,093,414,568

* Non-income producing security

+ The cost for federal income tax purposes was $1,072,347,376. At October 31, 2006, net unrealized appreciation for all securities based on tax cost was $75,214,669. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $203,900,198 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $128,685,529.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2006 amounted to $59,770,887 which is 5.5% of net assets.

(b) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Adams Capital Management III LP**	October 1997 to July 2006	3,816,717	2,949,594	0.27
Adams Capital Management LP**	August 2000 to November 2000	1,889,204	282,446	0.03
Alloy Ventures 2000 LP**	April 2000 to June 2003	4,369,304	2,319,387	0.21
Asset Management Association 1996 LP**	June 1996 to July 2000	1,691,465	732,373	0.07
Asset Management Association 1998 LP**	December 1998 to November 2001	2,816,280	631,410	0.06
Axsun "C"	December 2000	7,500,006	433,876	0.04
Axsun "D"	October 2006	71,614	71,613	0.01
Chorum Technologies, Inc. "E"	September 2000	8,642,120	29,791	—
Chorum Technologies, Inc. "F"	September 2001 to December 2001	10,197,952	83,291	0.01
Crosspoint Venture Partners 1993 LP**	April 1993 to November 1998	132,184	59,963	—
GeoCapital III LP**	December 1993 to December 1998	1,070,773	228,433	0.02
GeoCapital IV LP**	April 1996 to March 2000	1,660,603	119,951	0.01
Hambrecht & Quist Group	March 2000	14,000,000	280,000	0.03
Med Venture Associates II LP**	May 1996 to January 2002	987,127	31,783	—
Med Venture Associates III LP**	September 1998 to May 2006	1,347,777	578,851	0.05
Sevin Rosen Fund V**	April 1996 to June 2001	2,264,215	179,923	0.01
Total Restricted Securities			9,012,685	0.82

** These securities represent venture capital funds.

(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Affiliated issuers (see Notes to Financial Statements).

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2006
Assets
Investments: Investments in securities, at value (cost $881,902,894) — including $59,770,887 of securities loaned	$ 1,019,417,938
Investment in Daily Assets Fund Institutional (cost $61,873,262)*	61,873,262
Affiliated issuers (cost $18,840,073)	113,082
Investment in Cash Management QP Trust (cost $66,157,763)	66,157,763
Total investments in securities, at value (cost $1,028,773,992)	1,147,562,045
Foreign currency, at value (cost $11,632,392)	11,400,294
Dividends receivable	90,697
Interest receivable	156,033
Receivable for Fund shares sold	224,398
Other assets	41,593
Total assets	1,159,475,060
Liabilities
Payable upon return of securities loaned	61,873,262
Payable for Fund shares redeemed	1,532,224
Accrued management fee	510,458
Other accrued expenses and payables	2,144,548
Total liabilities	66,060,492
Net assets, at value	$ 1,093,414,568
Net Assets
Net assets consist of: Accumulated net investment loss	(64,846)
Net unrealized appreciation (depreciation) on: Investments	118,788,053
Foreign currency related transactions	(232,098)
Accumulated net realized gain (loss)	(1,329,434,355)
Paid-in capital	2,304,357,814
Net assets, at value	$ 1,093,414,568

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($853,818,966 ÷ 74,792,031 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.42
Maximum offering price per share (100 ÷ 94.25 of $11.42)	$ 12.12

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($69,158,115 ÷ 7,225,592 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.57

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($42,009,481 ÷ 4,266,084 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.85
Class S Net Asset Value, offering and redemption price(a) per share ($125,015,560 ÷ 10,944,061 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.42
Institutional Class Net Asset Value, offering and redemption price(a) per share ($3,412,446 ÷ 290,228 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.76

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $169,179)	$ 5,083,057
Other income*	1,736,648
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	81,438
Interest	3,265
Interest — Cash Management QP Trust	1,134,074
Total Income	8,038,482
Expenses: Management fee	6,643,370
Distribution service fees	3,533,387
Services to shareholders	4,703,351
Custodian	56,433
Auditing	76,473
Legal	46,128
Trustees' fees and expenses	49,823
Reports to shareholders	270,053
Registration fees	85,825
Other	79,853
Total expenses before expense reductions	15,544,696
Expense reductions	(1,146,394)
Total expenses after expense reductions	14,398,302
Net investment income (loss)	(6,359,820)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	73,376,271
Foreign currency related transactions	(302,138)
Written options	1,307,031
Net increase from payments by affiliates and gain (losses) realized on a trade executed incorrectly	—
74,381,164
Net unrealized appreciation (depreciation) during the period on: Investments	(18,633,187)
Foreign currency related transactions	(243,651)
Written options	(304,133)
(19,180,971)
Net gain (loss) on investment transactions	55,200,193
Net increase (decrease) in net assets resulting from operations	$ 48,840,373

* Non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note I).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ (6,359,820)	$ (218,246)
Net realized gain (loss) on investment transactions	74,381,164	53,865,688
Net unrealized appreciation (depreciation) during the period on investment transactions	(19,180,971)	12,491,957
Net increase (decrease) in net assets resulting from operations	48,840,373	66,139,399
Fund share transactions: Proceeds from shares sold	126,097,312	132,674,575
Net assets acquired in tax-free reorganization	—	196,450,409
Cost of shares redeemed	(369,573,107)	(473,428,453)
Redemption fees	26,358	7,786
Net increase (decrease) in net assets from Fund share transactions	(243,449,437)	(144,295,683)
Increase (decrease) in net assets	(194,609,064)	(78,156,284)
Net assets at beginning of period	1,288,023,632	1,366,179,916
Net assets at end of period (including accumulated net investment loss of $64,846 and $67,237, respectively)	$ 1,093,414,568	$ 1,288,023,632

Financial Highlights

Class A Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 10.97	$ 10.37	$ 10.71	$ 7.38	$ 10.80
Income (loss) from investment operations: Net investment income (loss)[a]	(.05)[e]	.02	(.08)	(.07)	(.07)
Net realized and unrealized gain (loss) on investment transactions	.50	.58	(.26)	3.40	(3.35)
Total from investment operations	.45	.60	(.34)	3.33	(3.42)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 11.42	$ 10.97	$ 10.37	$ 10.71	$ 7.38
Total Return (%)[b]	4.10[d,e]	5.79[d]	(3.08)	45.12	(31.67)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	854	945	1,083	1,231	885
Ratio of expenses before expense reductions (%)	1.15	1.18	1.15	1.17	.97
Ratio of expenses after expense reductions (%)	1.07	1.11	1.15	1.17	.97
Ratio of net investment income (loss) (%)	(.40)[e]	.24	(.71)	(.82)	(.66)
Portfolio turnover rate (%)	58	114	97	51	60

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note I). The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.

* Amount is less than $.005.

Class B Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 9.31	$ 8.89	$ 9.28	$ 6.46	$ 9.55
Income (loss) from investment operations: Net investment income (loss)[a]	(.14)[e]	(.06)	(.16)	(.14)	(.14)
Net realized and unrealized gain (loss) on investment transactions	.40	.48	(.23)	2.96	(2.95)
Total from investment operations	.26	.42	(.39)	2.82	(3.09)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 9.57	$ 9.31	$ 8.89	$ 9.28	$ 6.46
Total Return (%)[b]	2.79[d,e]	4.72[d]	(4.09)	43.65	(32.36)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	69	140	213	306	264
Ratio of expenses before expense reductions (%)	2.37	2.24	2.20	2.24	1.94
Ratio of expenses after expense reductions (%)	2.21	2.17	2.20	2.24	1.94
Ratio of net investment income (loss) (%)	(1.54)[e]	(.82)	(1.76)	(1.89)	(1.63)
Portfolio turnover rate (%)	58	114	97	51	60

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note I). The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.

* Amount is less than $.005.

Class C Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 9.55	$ 9.11	$ 9.49	$ 6.60	$ 9.75
Income (loss) from investment operations: Net investment income (loss)[a]	(.12)[e]	(.05)	(.15)	(.14)	(.13)
Net realized and unrealized gain (loss) on investment transactions	.42	.49	(.23)	3.03	(3.02)
Total from investment operations	.30	.44	(.38)	2.89	(3.15)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 9.85	$ 9.55	$ 9.11	$ 9.49	$ 6.60
Total Return (%)[b]	3.14[d,e]	4.83[d]	(4.00)	43.79	(32.31)[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	53	70	90	65
Ratio of expenses before expense reductions (%)	1.98	2.08	2.10	2.19	1.84
Ratio of expenses after expense reductions (%)	1.91	2.01	2.10	2.19	1.84
Ratio of net investment income (loss) (%)	(1.24)[e]	(.66)	(1.66)	(1.84)	(1.53)
Portfolio turnover rate (%)	58	114	97	51	60

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note I). The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.

* Amount is less than $.005.

Class S Years Ended October 31,	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.98	$ 11.09
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)[d]	(.06)
Net realized and unrealized gain (loss) on investment transactions	.49	(.05)
Total from investment operations	.44	(.11)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 11.42	$ 10.98
Total Return (%)	4.01[c,d]	(.99)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	125	142
Ratio of expenses before expense reductions (%)	1.25	1.36*
Ratio of expenses after expense reductions (%)	1.06	1.05*
Ratio of net investment income (loss) (%)	(.39)[d]	(.69)*
Portfolio turnover rate (%)	58	114

[a] For the period from December 20, 2004 (commencement of operations of Class S shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note I). The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.25	$ 10.58	$ 10.80	$ 7.38	$ 8.08
Income (loss) from investment operations: Net investment income (loss)[b]	.00e***	.07	(.03)	(.04)	.01
Net realized and unrealized gain (loss) on investment transactions	.51	.60	(.19)	3.46	(.71)
Total from investment operations	.51	.67	(.22)	3.42	(.70)
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 11.76	$ 11.25	$ 10.58	$ 10.80	$ 7.38
Total Return (%)	4.53[d,e]	6.33[d]	(1.94)[d]	46.34	(8.66)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	1	1	1.91
Ratio of expenses before expense reductions (%)	.78	.86	.86	.80	.88*
Ratio of expenses after expense reductions (%)	.63	.62	.76	.80	.88*
Ratio of net investment income (loss) (%)	.04[e]	.73	(.31)	(.45)	(.74)*
Portfolio turnover rate (%)	58	114	97	51	60

[a] For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to October 31, 2002.

[b] Based on average shares outstanding during the period.

[c] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note I). The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Technology Fund (formerly Scudder Technology Fund) (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, non-diversified investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are no longer available to new investors except under certain circumstances. Shares of Class AARP were designed for members of AARP (Please see Note C, under the caption Other Related Parties).

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which under the above valuation procedures are deemed not to reflect fair value, are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $1,284,554,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($188,731,000), October 31, 2010 ($746,991,000), October 31, 2011 ($340,444,000) and October 31, 2012 ($8,388,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

During the year ended October 31, 2006, the Fund utilized approximately $63,923,000 of its prior year capital loss carryforward.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, investments in limited partnerships and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Capital loss carryforwards	$ (1,284,554,000)
Net unrealized appreciation (depreciation) on investments	$ 75,214,669

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2006, purchases and sales of investment securities (excluding short-term instruments) aggregated $680,871,509 and $988,652,090, respectively.

For the year ended October 31, 2006, transactions for written options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	12,002	$ 1,108,883
Options written	33,038	5,442,908
Options closed	(15,363)	(1,692,237)
Options expired	(7,197)	(617,543)
Options exercised	(22,480)	(4,242,011)
Outstanding, end of period	—	$ —

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at 1/12 of the following annual rates:

First $250 million of the Fund's average daily net assets	.58%
Next $750 million of such net assets	.55%
Next $1.5 billion of such net assets	.53%
Next $2.5 billion of such net assets	.51%
Next $2.5 billion of such net assets	.48%
Next $2.5 billion of such net assets	.46%
Next $2.5 billion of such net assets	.44%
Over $12.5 billion of such net assets	.42%

For the period from November 1, 2005 through September 30,2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	.88%
Class B	1.22%
Class C	1.15%
Class S	1.05%

Effective October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.11%
Class B	2.22%
Class C	2.15%
Institutional Class	.63%
Class S	1.06%

Accordingly, for the year ended October 31, 2006, the Advisor waived a portion of its fee pursuant to the Management Agreement aggregating $872,715 and the amount imposed aggregated $5,770,655, which was the equivalent to an annual effective rate of 0.48% of the Fund's average daily net assets.

Service Provider Fees. State Street Bank and Trust Company is the named transfer agent. However, pursuant to a sub-transfer agency agreement between State Street Bank and Trust Company and DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, DWS-SISC is the transfer-agent, dividend-paying agent and shareholder service agent for Class A, B, C and Institutional Class of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer agent, shareholder service and dividend-paying agent for Class AARP (through July 14, 2006) and Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2006
Class A	$ 1,943,096	$ —	$ 695,088
Class B	657,701	88,327	234,697
Class C	129,286	—	44,157
Class AARP	36,185	—	10,279
Class S	687,812	164,947	187,486
Institutional Class	1,928	1,928	—
	$ 3,456,008	$ 255,202	$ 1,171,707

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc., ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2006
Class B	$ 763,506	$ 46,101
Class C	358,663	28,725
	$ 1,122,169	$ 74,826

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2006	Annual Effective Rate
Class A	$ 2,045,805	$ 49,705.22%
Class B	249,352	26,443.25%
Class C	116,061	—	.24%
	$ 2,411,218	$ 76,148

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2006 aggregated $33,214.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended October 31, 2006, the CDSC for Class B and C shares aggregated $332,396 and $2,533, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2006, DWS-SDI received $5,098.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $23,460, of which $6,480 is unpaid.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo will be phased out in 2006.

On June 28, 2006, the Board of the Fund approved the conversion of Class AARP shares of the Fund into Class S shares of the Fund. This conversion was completed on July 14, 2006 and Class AARP shares are no longer offered.

D. Investing in Technology Securities

The Fund concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence, will have a significant impact on the Fund's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

E. Expense Reductions

For the year ended October 31, 2006, the Advisor agreed to reimburse the Fund $14,274, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2006, the custodian fee was reduced by $4,203 for custodian credits earned.

F. Transactions In Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the year ended October 31, 2006 with companies which are or were affiliates is as follows:

Affiliate	Value ($) at October 31, 2005	Purchase ($)	Sales ($)	Realized Gain/ (Loss) ($)	Dividend Income ($)	Shares at October 31, 2006	Value ($) at October 31, 2006
Chorum Technologies, Inc. "E"	43,214	—	—	—	—	580,046	29,791
Chorum Technologies, Inc. "F"	121,392	—	—	—	—	8,860,759	83,291
	164,606	—	—	—	—		113,082

G. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2006		Year Ended October 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	9,003,310	$ 102,823,878	10,143,816	$ 108,819,418
Class B	488,564	4,735,799	888,536	8,108,184
Class C	586,113	5,800,122	812,288	7,627,317
Class AARP**	53,226	628,718	54,819	592,978
Class S	809,365	9,149,682	697,286	7,445,101
Institutional Class	242,161	2,959,113	7,466	81,577
		$ 126,097,312		$ 132,674,575
Shares issued in tax-free reorganization*
Class A	—	—	364,853	$ 4,046,225
Class B	—	—	99,008	940,576
Class C	—	—	86,185	837,720
Class AARP**	—	—	896,513	9,942,326
Class S	—	—	16,292,476	180,683,562
		$ —		$ 196,450,409
Shares redeemed
Class A	(20,333,314)	$ (230,376,507)	(28,742,925)	$ (307,952,416)
Class B	(8,334,091)	(80,468,948)	(9,877,499)	(90,301,000)
Class C	(1,877,189)	(18,458,240)	(2,986,930)	(27,976,706)
Class AARP**	(165,679)	(1,916,693)	(267,325)	(2,865,003)
Class S	(3,330,816)	(38,048,040)	(4,094,979)	(44,069,146)
Institutional Class	(25,909)	(304,679)	(24,009)	(264,182)
		$ (369,573,107)		$ (473,428,453)
Converted shares
Class AARP**	(571,554)	$ (5,536,027)	—	$ —
Class S	570,729	5,536,027	—	—
		$ —		$ —
Redemption fees		$ 26,358		$ 7,786
Net increase (decrease)
Class A	(11,330,004)	$ (127,538,900)	(18,234,256)	$ (195,083,235)
Class B	(7,845,527)	(75,730,443)	(8,889,955)	(81,251,420)
Class C	(1,291,076)	(12,656,122)	(2,088,457)	(19,510,246)
Class AARP**	(684,007)	(6,623,452)	684,007	7,670,445
Class S	(1,950,722)	(23,554,954)	12,894,783	144,061,378
Institutional Class	216,252	2,654,434	(16,543)	(182,605)
		$ (243,449,437)		$ (144,295,683)

* On December 17, 2004, the Scudder Technology Innovation Fund was acquired by the Fund through a tax-free reorganization.

** On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into Class S shares of the Fund. This conversion was completed on July 14, 2006 and these shares are no longer offered.

I. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DeAM, Inc.") and Deutsche Investment Management Americas Inc. ("DeIM"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DeAM, Inc. and DeIM breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DeAM, Inc. and DeIM breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DeAM, Inc. and DeIM neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM also continues to discuss a settlement with the Illinois Secretary of State regarding market timing matters. As previously disclosed, DeAM expects a settlement with the Illinois Secretary of State to provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly, in October 2006, the Fund received $1,736,648 from the Advisor for its settlement portion, which is equivalent to $0.017 per share.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

J. Acquisition of Net Assets

On December 17, 2004, the Fund acquired all of the net assets of Scudder Technology Innovation Fund pursuant to a plan of reorganization approved by shareholders on December 10, 2004. The acquisition was accomplished by a tax-free exchange of 288,697 Class A shares, 69,571 Class B shares, 62,022 Class C shares, 702,138 Class AARP and 12,773,762 Class S shares of Scudder Technology Innovation Fund, respectively, for 364,853 Class A shares, 99,008 Class B shares, 86,185 Class C shares, 896,513 Class AARP shares and 16,292,476 Class S shares, of Scudder Technology Fund, respectively, outstanding on December 17, 2004. Scudder Technology Innovation Fund's net assets at that date of $196,450,409, including ($4,292,330) of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,417,797,274. The combined net assets of the Fund immediately following the acquisition were $1,614,247,683.

K. Payments made by Affiliates

During the year ended October 31, 2006, the Advisor fully reimbursed the Fund $4,143 for losses incurred on a trade executed incorrectly. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DWS Technology Fund:

We have audited the accompanying statement of assets and liabilities of DWS Technology Fund (formerly Scudder Technology Fund) (the "Fund"), including the investment portfolio, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Technology Fund at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 21, 2006

Tax Information (Unaudited)

For federal income tax purposes, the Fund designates $5,800,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") in September 2006. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, the impact of recent changes in investment personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund's performance over short-term and long-term periods, and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by Lipper Inc. ("Lipper"). The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory. The Board noted the relative underperformance of the Fund, and took into account the factors contributing to such performance and the steps being taken by the Advisor to improve performance, including the new lead portfolio manager and the shift in the Fund's investment focus.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses, and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper. The information provided to the Board showed that the Fund's management fee rate was at the 5th percentile of the peer group, and that the Fund's total expense ratios (excluding any 12b-1 plans) were at the following percentiles of the peer universe: the 2nd percentile for Class A shares, the 11th percentile for Class B shares, the 4th percentile for Class C shares, the 1st percentile for Institutional Class shares, and the 26th percentile for Class S shares. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board took into account the Advisor's commitment to cap total expenses through December 31, 2007.

On the basis of the information provided, the Board concluded that management fees, coupled with the expense caps, were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee rate under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included seven breakpoints, designed to share economies of scale with Fund shareholders. The Board concluded that the management fee schedule, together with the expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including any fees received by the Advisor for administrative services provided to the Fund and any fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that the Advisor has recently proposed and the Board is evaluating a change in the Advisor's policies to permit the allocation of brokerage to acquire research services from third-party service providers. The Advisor had voluntarily discontinued this practice in 2004. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding pending regulatory actions against the Advisor and its affiliates related to allegations of market timing, revenue sharing, directed brokerage and other matters. The Board considered that the Advisor informed the Board that it expects to pay approximately $134 million in connection with final settlement agreements with various federal and state regulators regarding allegations of market timing in the DWS Funds. The Board also considered that the Advisor agreed to pay approximately $19 million in connection with a final settlement agreement with the Securities and Exchange Commission regarding allegations of directed brokerage. The Board considered the Advisor's representation that such regulatory actions will not materially impact its ability to perform under the Agreement or materially impact the Fund and that no current DeAM employee approved the trading arrangements. The Board also noted the private lawsuits brought against the DWS Funds in connection with the above allegations and considered the Advisor's commitment to indemnify the DWS Funds against any liability arising from these lawsuits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of October 31, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Trustee, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		66
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	66
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	66
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	66
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	66
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	66
William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (accounting) (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	66
Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

*Inception date of the corporation which was the predecessor to the L.L.C.

		69
Interested Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Michael G. Clark[4] (1965) President, 2006-present

Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Elisa D. Metzger4, (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Robert Kloby[4] (1962) Chief Compliance Officer, 2006-present

Managing Director[3], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

n/a

1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Executive title, not a board directorship.

4 Address: 345 Park Avenue, New York, New York 10154.

5 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Lines	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KTCAX	KTCBX	KTCCX	KTCIX
CUSIP Number	23338A 102	23338A 201	23338A 300	23338A 508
Fund Number	001	201	301	511
For shareholders of Class S
Automated Information Lines	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	KTCSX
Fund Number	2313

ITEM 2.	CODE OF ETHICS.

As of the end of the period, October 31, 2006, DWS Technology Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. William McClayton. This audit committee member is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS TECHNOLOGY FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s auditor, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended October 31	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$60,949	$0	$8,311	$0
2005	$62,107	$0	$8,469	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Auditor Billed to the Adviser and

Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$80,000	$316,254	$0
2005	$406,000	$70,570	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended October 31	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$8,311	$316,254	$891,699	$1,216,264
2005	$8,469	$70,570	$33,307	$112,346

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

In connection with the audit of the 2005 and 2006 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Technology Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Technology Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 29, 2006